Exhibit (b)(5)(1)

APPLICATION FOR DEFERRED ANNUITY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Contract Number

1. OTHER POLICIES

Has a Northwestern Mutual Policy ever been issued on the annuitant’s life?

☐  Yes, the last policy number is:                       ☒  No

2. ANNUITANT

Name: First, MI, Last	Sex	Birthdate: (MM/DD/YYYY)
John J. Doe	M	03-15-1965

Residence Address (If mailing address is different, provide both addresses.)
1234 Main St.

City, State, Zip	Country, if other than US
Milwaukee, WI 53202

Taxpayer ID Number	Home Phone Number
###-##-####	(414) 555-5678

US Citizen? ☒ Yes ☐ No If no, what country? (Provide copy, both sides, of green card)	E-mail Address
john.j.doe@mainst.com

3. MARKET

Select one:

☒ Non-Tax Qualified		}	Owner must be indicated. Proceed to section 4.
☐ 457 Deferred Compensation Plan
☐ Government ☐ Non-profit

☐ Traditional IRA		}	If the annuitant is a minor, proceed to section 4; otherwise the annuitant is the owner, proceed to section 5.
☐ Roth IRA
☐ SIMPLE IRA
☐ Simplified Employee Pension Plan IRA (SEP)

☐ 403(b) TDA – Employee Salary Reduction Only		}	The annuitant is the owner. Proceed to section 5.
☐ 403(b) TDA – Employer Matching or Non-elective Contributions Included
☐ 401(g) Non-Transferable Annuity

☐ Pension & Profit Sharing:

Trust Number	Taxpayer ID Number	}	The owner and beneficiary are the trustees of the plan. Proceed to section 6.

Name of Owner – Trustees of

90-1900 (0203)	90-1900-50 (0203) (Page 1) (Rev. 1003) - FE

4. OWNER

A minor owner limits future contract actions.

Select one:

	}			}
☒ Annuitant		Proceed to section 5.	☐ UGMA/UTMA – custodian is owner for the benefit of minor		Enter information below.
☐ See attachment			☐ Corporation or Trust
☐ Other

Name: First, MI, Last / Corporation / Trust		Sex	Birthdate: (MM/DD/YYYY)

Residence Address or street address of business for non-natural owners. (If mailing address is different, provide both addresses.)

City, State, Zip		Country, if other than US

Relationship to Annuitant	Taxpayer ID Number	Home Phone Number

( )

Date of Trust	Name of Trustees

US Citizen? ☐ Yes ☐ No If no, what country? (Provide copy, both sides, of green card)		E-mail Address

Additional Owner: (If more than two owners, provide additional information below on a separate sheet)

Name: First, MI, Last		Sex	Birthdate: (MM/DD/YYYY)

Residence Address or street address of business for non-natural owners. (If mailing address is different, provide both addresses.)

City, State, Zip		Country, if other than US

Relationship to Annuitant	Taxpayer ID Number	Home Phone Number

( )

US Citizen? ☐ Yes ☐ No If no, what country? (Provide copy, both sides, of green card)		E-mail Address

Successor Owner:

Do not name a successor owner if the owner and the annuitant are the same person.

Successor Owner Name		Birthdate: (MM/DD/YYYY)

Relationship to Annuitant		Taxpayer ID Number

90-1900 (0203)	FE 90-1900-50 (0203) (Page 2)

5. BENEFICIARY (upon the death of the Annuitant)

Cannot be annuitant unless “Estate of Annuitant” named.

☐  See attachment – Proceed to section 6.

Direct Beneficiary:     ☐  Owner    ☒  Other – Enter information below:

Name	Taxpayer ID Number	Relationship	%

Jane K. Doe		Wife	100

Name	Taxpayer ID Number	Relationship	%

Contingent Beneficiary:

Name	Taxpayer ID Number	Relationship	%

Name	Taxpayer ID Number	Relationship	%

☐  And all (other) children, including legally adopted children, of the Annuitant as additional Contingent Beneficiaries.

6. REPLACEMENT

As a result of this purchase, will the values or benefits of any other life insurance policy or annuity contract, on any life, be affected in any way?    ☐  Yes    ☒  No

Note to Agent: Values or benefits are affected if any question on the Definition of Replacement Supplement could be answered “yes”.

Will this annuity:

A. Replace Northwestern Mutual Life	☐ Yes	☒ No
B. Replace other companies?	☐ Yes	☒ No
C. Result in 1035 exchange?	☐ Yes	☒ No

7. PLAN

Select one:

☒  Variable Annuity – Proceed to section V1.

☐  Fixed Annuity – Single Premium Retirement Annuity – Proceed to section F1.

90-1900 (0203)	FE 90-1900-50 (0203) (Page 3)

VARIABLE ANNUITY SECTION

V1. TYPE

☐  Back-End Design – Minimum initial purchase payment for non-tax qualified market $5,000.

☒  Front-End Design – Minimum initial purchase payment $10,000.

The front-end design may provide better long term financial value than the back end design. Factors to consider in making a decision include the expected holding period of the annuity as well as anticipated liquidity needs.

V2. OPTIONAL ENHANCED DEATH BENEFIT

☐  I elect the enhanced death benefit rider.

There is an additional charge. Available to age 65. If this rider is not elected, the standard death benefit will apply. See prospectus for more information.

V3. PAYMENT ALLOCATION AND OPTIONS

  A. PAYMENT ALLOCATION

You must indicate payment allocations. Use whole percentages. Total must equal 100%.

Funds
%		%

5	Select Bond	5	Russell Aggressive Equity

5	Franklin Templeton International Equity	5	Russell Non-US

5	Money Market	5	Russell Real Estate Securities

5	Balanced	5	Russell Core Bond

5	Index 500 Stock	5	Asset Allocation

5	Aggressive Growth Stock	5	International Growth Stock

5	High Yield Bond	5	T. Rowe Price Small Cap Value

5	Growth Stock	5	Cap Guardian Domestic Equity

5	Large Cap Core Stock	5	AllianceBernstein Mid Cap Value

5	Index 400 Stock	5	Janus Capital Appreciation

5	Small Cap Growth Stock	5	T. Rowe Price Equity Income

5	Russell Multi-Style Equity	5	Fidelity VIP Mid Cap Portfolio

Fixed Fund
%
20	Guaranteed Interest

Fund availability subject to state approval.

90-1900 (0203)	FE 90-1900-50 (0203) (Page 4)

V3. PAYMENT ALLOCATION AND OPTIONS (continued)

  B. OPTIONS

You may select one of the following options:

☐  Automatic Dollar-Cost Averaging

Amount
I authorize	$	to be transferred from the Money Market Fund:

☐  Monthly        ☐  Quarterly

to the following funds:

Funds

%		%

	Select Bond		Russell Aggressive Equity

	Franklin Templeton International Equity		Russell Non-US

	Balanced		Russell Real Estate Securities

	Index 500 Stock		Russell Core Bond

	Aggressive Growth Stock		Asset Allocation

	High Yield Bond		International Growth Stock

	Growth Stock		T. Rowe Price Small Cap Value

	Large Cap Core Stock		Cap Guardian Domestic Equity

	Index 400 Stock		AllianceBernstein Mid Cap Value

	Small Cap Growth Stock		Janus Capital Appreciation

	Russell Multi-Style Equity		T. Rowe Price Equity Income

Fidelity VIP Mid Cap Portfolio

Fixed Fund
%

Guaranteed Interest

Fund availability subject to state approval.

☐  Portfolio Re-Balancing

Minimum contract value $10,000. Re-balancing transfers are not made to or from the Guaranteed Interest Fund. If you elected Guaranteed Interest Fund as a Payment Allocation (section V3A.), you must submit a Transfer & Allocate Investment Funds form (90-1854).

I authorize re-balancing transfers to be made according to the elected Payment Allocations:

☐ Monthly	☐ Quarterly
☐ Semi-Annually	☐ Annually

90-1900 (0203)	FE 90-1900-50 (0203) (Page 5)

V4. INITIAL PAYMENT

METHOD OF PAYMENT

Select one:

	Amount
☒ Check attached	$100,000.00

		Estimated Amount
☐ Check coming from another institution		$

☐ Electronic Funds Transfer (ISA/EFT) – Complete section V5.

☐ Multiple Contract Bill (MCB) – Required for SIMPLE IRAs. Complete section V5.

IRA INFORMATION

This section must be completed if an IRA market was selected in Section 3. CAUTION: Accurate selection is needed to assure correct tax reporting. For advice, consult your tax professional. Select all that apply:

☐ New Contributions

•	For Roth and Traditional IRAs, enter the applicable Current and Prior Tax Year(s) and the respective amount(s).

•	For SEP and SIMPLE IRAs, always enter the current calendar year as the “Current Tax Year” and the amount of the new contribution as the “Current Tax Year Amount”.

Current Tax Year	Amount
$

Prior Tax Year	Amount
$

☐ Direct Transfer –		Check must be made payable as follows: “Northwestern Mutual Life FBO [Name of Contract Owner].” Indicate the market the money is coming from. Select one:

☐ TDA

☐ Pension/Profit Sharing/401k/Defined Benefit

☐ Traditional IRA

☐ Roth IRA

☐ SEP

☐ SIMPLE IRA – The owner has been a participant in the employer’s

	SIMPLE plan for:	☐ Two years or less

☐ More than two years

☐ 60-Day Rollover –		Personal check from owner or check endorsed to Northwestern Mutual Life.

Only if applicable, also select one:

☐ Traditional IRA to Roth IRA

☐ SIMPLE IRA to Traditional IRA – The owner has been a participant in the employer’s

	SIMPLE plan for:	☐ Two years or less

☐ More than two years

90-1900 (0203)	FE 90-1900-50 (0203) (Page 6)

V5. SCHEDULED PAYMENTS

You may select either ISA/EFT or MCB.

☐ Electronic Funds Transfer (ISA/EFT)	ISA Number

You must attach a voided check.

      Select one:

☐ Monthly	☐ Quarterly

☐ Semi-Annually	☐ Annually

	Amount	Date of First Draft (MM/DD/YYYY)
$

Attach	Bank Transit Number	Checking/Savings Account Number
Voided

Check	☐ Checking	Bank Name
☐ Savings

      Bank Account Owner – Select one

☐ Annuitant	☐ Other – Enter information below:

Name: First, MI, Last	Sex	Birthdate: (MM/DD/YYYY)

Residence Address	City, State, Zip

Taxpayer ID Number	Daytime Telephone Number
( )

Signature below is authorization to the depository institution specified above to pay and charge named account with electronic funds transfers, or other form of pre-authorized check or withdrawal order transfers, initiated by the Northwestern Mutual Life Insurance Company to its own order. This authorization will remain in effect until revoked in writing.

X
Signature of Bank Account Owner

☐  Multiple Contract Bill (MCB)

Amount	MCB Number	MCB Payer Name
$

90-1900 (0203)	FE 90-1900-50 (0203) (Page 7)

SIGNATURES – VARIABLE ANNUITY

The Annuitant consents to this application.

Each person signing this application declares that the answers and statements made in this application are correctly recorded, complete and true to the best of his or her knowledge and belief.

IT IS UNDERSTOOD AND AGREED THAT:

If the Owner is a Trustee or successor Trustee under a tax qualified plan or the employer under a tax qualified non-trusteed plan, Northwestern Mutual Life will be fully discharged of liability for any action taken by the Owner in the exercise of any contract right and for all amounts paid to, or at the direction of, the Owner and will have no obligation as to the use of the amounts. In all dealings with the Owner, Northwestern Mutual Life will be fully protected against the claims of every other person.

The first purchase payment will be credited on the valuation date coincident with or next following the date both the application and the purchase payment are received at the Home Office.

Receipt of purchase payments at a payment facility designated by Northwestern Mutual Life will be considered the same as receipt at the Home Office.

If a Tax Qualified Employee Plan, an IRA or TDA is applied for, the Applicant and/or Annuitant have received and reviewed the appropriate ERISA, IRA or TDA disclosure statements.

Back-end design Variable Annuity contracts have provisions for the assessment of withdrawal charges on withdrawals.

No agent is authorized to make or alter contracts or to waive the rights or requirements of Northwestern Mutual Life.

I acknowledge receipt of the Prospectus or Offering Circular and Report and I understand that all payments and values provided by this contract, when based on the investment experience of a separate account, are variable and are not guaranteed as to amount.

As part of required anti-money laundering programs, information has been requested in this application, and may otherwise be requested from me, for purposes of identity verification.

/s/ John J. Doe	X
Signature of Applicant (Indicate relationship below if applicable)	Signature of Annuitant (if other than Applicant)

☐ Trustee ☐ Employer	/s/ Norm W. Weston
Signature of Licensed Agent

Date (MM/DD/YYYY)	Signed at: City	County	State
07-31-03	Milwaukee	Milwaukee	WI

90-1900 (0203)	FE 90-1900-50 (0203) (Page 8)

Exhibit (b)(5)(1)

APPLICATION FOR DEFERRED ANNUITY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Contract Number

1. OTHER POLICIES

Has a Northwestern Mutual Policy ever been issued on the annuitant’s life ?

☐  Yes, the last policy number is:                      ☒  No

2. ANNUITANT

Name: First, MI, Last	Sex	Birthdate: (MM/DD/YYYY)
John J. Doe	M	03-15-1965

Residence Address (If mailing address is different, provide both addresses.)
1234 Main St.

City, State, Zip	Country, if other than US
Milwaukee, WI 53202

Taxpayer ID Number	Home Phone Number
###-##-####	(414) 555-5678

US Citizen? ☒ Yes ☐ No If no, what country? Provide copy, both sides, of green card)	E-mail Address

john.j.doe@mainst.com

3. MARKET

Select one:

☒ Non-Tax Qualified		}	Owner must be indicated. Proceed to section 4.
☐ 457 Deferred Compensation Plan
☐ Government ☐ Non-profit

☐ Traditional IRA		}	If the annuitant is a minor, proceed to section 4; otherwise the annuitant is the owner, proceed to section 5.
☐ Roth IRA
☐ SIMPLE IRA
☐ Simplified Employee Pension Plan IRA (SEP)

☐ 403(b) TDA – Employee Salary Reduction Only		}	The annuitant is the owner. Proceed to section 5.
☐ 403(b) TDA – Employer Matching or Non-elective Contributions Included
☐ 401(g) Non-Transferable Annuity

☐ Pension & Profit Sharing:

Trust Number	Taxpayer ID Number	}	The owner and beneficiary are the trustees of the plan. Proceed to section 6.

Name of Owner – Trustees of

90-1900 (0203)	90-1900-50 (0203) (Page 1) (Rev. 1003) - FE

4. OWNER

A minor owner limits future contract actions.

Select one:

	}			}
☒ Annuitant		Proceed to section 5.	☐ UGMA/UTMA – custodian is owner for the benefit of minor		Enter information below.
☐ See attachment			☐ Corporation or Trust
☐ Other

Name: First, MI, Last / Corporation / Trust		Sex	Birthdate: (MM/DD/YYYY)

Residence Address or street address of business for non-natural owners. (If mailing address is different, provide both addresses.)

City, State, Zip		Country, if other than US

Relationship to Annuitant	Taxpayer ID Number	Home Phone Number

( )

Date of Trust	Name of Trustees

US Citizen? ☐ Yes ☐ No If no, what country? (Provide copy, both sides, of green card)		E-mail Address

Additional Owner: (If more than two owners, provide additional information below on a separate sheet)

Name: First, MI, Last		Sex	Birthdate: (MM/DD/YYYY)

Residence Address or street address of business for non-natural owners. (If mailing address is different, provide both addresses.)

City, State, Zip		Country, if other than US

Relationship to Annuitant	Taxpayer ID Number	Home Phone Number

( )

US Citizen? ☐ Yes ☐ No If no, what country? (Provide copy, both sides, of green card)		E-mail Address

Successor Owner:

Do not name a successor owner if the owner and the annuitant are the same person.

Successor Owner Name		Birthdate: (MM/DD/YYYY)

Relationship to Annuitant		Taxpayer ID Number

90-1900 (0203)	FE 90-1900-50 (0203) (Page 2)

5. BENEFICIARY (upon the death of the Annuitant)

Cannot be annuitant unless “Estate of Annuitant” named.

☐  See attachment – Proceed to section 6.

Direct Beneficiary:     ☐  Owner    ☒  Other – Enter information below:

Name	Taxpayer ID Number	Relationship	%

Jane K. Doe		Wife	100

Name	Taxpayer ID Number	Relationship	%

Contingent Beneficiary:

Name	Taxpayer ID Number	Relationship	%

Name	Taxpayer ID Number	Relationship	%

☐  And all (other) children, including legally adopted children, of the Annuitant as additional Contingent Beneficiaries.

6. REPLACEMENT

As a result of this purchase, will the values or benefits of any other life insurance policy or annuity contract, on any life, be affected in any way?    ☐  Yes    ☒  No

Note to Agent: Values or benefits are affected if any question on the Definition of Replacement Supplement could be answered “yes”.

Will this annuity:

A. Replace Northwestern Mutual Life	☐ Yes	☒ No
B. Replace other companies?	☐ Yes	☒ No
C. Result in 1035 exchange?	☐ Yes	☒ No

7. PLAN

Select one:

☒  Variable Annuity – Proceed to section V1.

☐  Fixed Annuity – Single Premium Retirement Annuity – Proceed to section F1.

90-1900 (0203)	FE 90-1900-50 (0203) (Page 3)

VARIABLE ANNUITY SECTION

V1. TYPE

☒  Back-End Design – Minimum initial purchase payment for non-tax qualified market $5,000.

☐  Front-End Design – Minimum initial purchase payment $10,000.

The front-end design may provide better long term financial value than the back end design. Factors to consider in making a decision include the expected holding period of the annuity as well as anticipated liquidity needs.

V2. OPTIONAL ENHANCED DEATH BENEFIT

☐  I elect the enhanced death benefit rider.

There is an additional charge. Available to age 65. If this rider is not elected, the standard death benefit will apply. See prospectus for more information.

V3. PAYMENT ALLOCATION AND OPTIONS

A. PAYMENT ALLOCATION

You must indicate payment allocations. Use whole percentages. Total must equal 100%.

Funds %		%

5	Select Bond	5	Russell Aggressive Equity

5	Franklin Templeton International Equity	5	Russell Non-US

5	Money Market	5	Russell Real Estate Securities

5	Balanced	5	Russell Core Bond

5	Index 500 Stock	5	Asset Allocation

5	Aggressive Growth Stock	5	International Growth Stock

5	High Yield Bond	5	T. Rowe Price Small Cap Value

5	Growth Stock	5	Cap Guardian Domestic Equity

5	Large Cap Core Stock	5	AllianceBernstein Mid Cap Value

5	Index 400 Stock	5	Janus Capital Appreciation

5	Small Cap Growth Stock	5	T. Rowe Price Equity Income

5	Russell Multi-Style Equity	5	Fidelity VIP Mid Cap Portfolio

Fixed Fund
%
20	Guaranteed Interest

Fund availability subject to state approval.

90-1900 (0203)	FE 90-1900-50 (0203) (Page 4)

V3. PAYMENT ALLOCATION AND OPTIONS (continued)

B. OPTIONS

You may select one of the following options:

☐  Automatic Dollar-Cost Averaging

Amount
I authorize	$	to be transferred from the Money Market Fund:

☐  Monthly        ☐  Quarterly

to the following funds:

Funds

%		%

	Select Bond		Russell Aggressive Equity

	Franklin Templeton International Equity		Russell Non-US

	Balanced		Russell Real Estate Securities

	Index 500 Stock		Russell Core Bond

	Aggressive Growth Stock		Asset Allocation

	High Yield Bond		International Growth Stock

	Growth Stock		T. Rowe Price Small Cap Value

	Large Cap Core Stock		Cap Guardian Domestic Equity

	Index 400 Stock		AllianceBernstein Mid Cap Value

	Small Cap Growth Stock		Janus Capital Appreciation

	Russell Multi-Style Equity		T. Rowe Price Equity Income

Fidelity VIP Mid Cap Portfolio

Fixed Fund
%

Guaranteed Interest

Fund availability subject to state approval.

☐  Portfolio Re-Balancing

Minimum contract value $10,000. Re-balancing transfers are not made to or from the Guaranteed Interest Fund. If you elected Guaranteed Interest Fund as a Payment Allocation (section V3A.), you must submit a Transfer & Allocate Investment Funds form (90-1854).

I authorize re-balancing transfers to be made according to the elected Payment Allocations:

☐ Monthly	☐ Quarterly
☐ Semi-Annually	☐ Annually

90-1900 (0203)	FE 90-1900-50 (0203) (Page 5)

V4. INITIAL PAYMENT

METHOD OF PAYMENT

Select one:

	Amount
☒ Check attached	$5,000.00

		Estimated Amount
☐ Check coming from another institution		$

☐ Electronic Funds Transfer (ISA/EFT) – Complete section V5.

☐ Multiple Contract Bill (MCB) – Required for SIMPLE IRAs. Complete section V5.

IRA INFORMATION

This section must be completed if an IRA market was selected in Section 3. CAUTION: Accurate selection is needed to assure correct tax reporting. For advice, consult your tax professional. Select all that apply:

☐	New Contributions

•	For Roth and Traditional IRAs, enter the applicable Current and Prior Tax Year(s) and the respective amount(s).

•	For SEP and SIMPLE IRAs, always enter the current calendar year as the “Current Tax Year” and the amount of the new contribution as the “Current Tax Year Amount”.

Current Tax Year	Amount
$

Prior Tax Year	Amount
$

☐ Direct Transfer –		Check must be made payable as follows: “Northwestern Mutual Life FBO [Name of Contract Owner].” Indicate the market the money is coming from. Select one:

☐ TDA

☐ Pension/Profit Sharing/401k/Defined Benefit

☐ Traditional IRA

☐ Roth IRA

☐ SEP

☐ SIMPLE IRA – The owner has been a participant in the employer’s
	SIMPLE plan for:	☐ Two years or less

☐ More than two years

☐ 60-Day Rollover –		Personal Check from owner or check endorsed to Northwestern Mutual Life.
Only if applicable, also select one:

☐ Traditional IRA to Roth IRA

☐ SIMPLE IRA to Traditional IRA – The owner has been a participant in the employer’s
	SIMPLE plan for:	☐ Two years or less

☐ More than two years

90-1900 (0203)	FE 90-1900-50 (0203) (Page 6)

V5. SCHEDULED PAYMENTS

You may select either ISA/EFT or MCB.

☐ Electronic Funds Transfer (ISA/EFT)	ISA Number

You must attach a voided check.

      Select one:

☐ Monthly	☐ Quarterly

☐ Semi-Annually	☐ Annually

	Amount	Date of First Draft (MM/DD/YYYY)
$
Attach	Bank Transit Number	Checking/Savings Account Number
Voided Check
	☐ Checking	Bank Name
☐ Savings

    Bank Account Owner – Select one

☐ Annuitant	☐ Other – Enter information below:

Name: First, MI, Last	Sex	Birthdate: (MM/DD/YYYY)

Residence Address	City, State, Zip

Taxpayer ID Number	Daytime Telephone Number
( )

Signature below is authorization to the depository institution specified above to pay and charge named account with electronic funds transfers, or other form of pre-authorized check or withdrawal order transfers, initiated by the Northwestern Mutual Life Insurance Company to its own order. This authorization will remain in effect until revoked in writing.

X
Signature of Bank Account Owner

☐  Multiple Contract Bill (MCB)

Amount	MCB Number	MCB Payer Name
$

90-1900 (0203)	FE 90-1900-50 (0203) (Page 7)

SIGNATURES – VARIABLE ANNUITY

The Annuitant consents to this application.

Each person signing this application declares that the answers and statements made in this application are correctly recorded, complete and true to the best of his or her knowledge and belief.

IT IS UNDERSTOOD AND AGREED THAT:

If the Owner is a Trustee or successor Trustee under a tax qualified plan or the employer under a tax qualified non-trusteed plan, Northwestern Mutual Life will be fully discharged of liability for any action taken by the Owner in the exercise of any contract right and for all amounts paid to, or at the direction of, the Owner and will have no obligation as to the use of the amounts. In all dealings with the Owner, Northwestern Mutual Life will be fully protected against the claims of every other person.

The first purchase payment will be credited on the valuation date coincident with or next following the date both the application and the purchase payment are received at the Home Office.

Receipt of purchase payments at a payment facility designated by Northwestern Mutual Life will be considered the same as receipt at the Home Office.

If a Tax Qualified Employee Plan, an IRA or TDA is applied for, the Applicant and/or Annuitant have received and reviewed the appropriate ERISA, IRA or TDA disclosure statements.

Back-end design Variable Annuity contracts have provisions for the assessment of withdrawal charges on withdrawals.

No agent is authorized to make or alter contracts or to waive the rights or requirements of Northwestern Mutual Life.

I acknowledge receipt of the Prospectus or Offering Circular and Report and I understand that all payments and values provided by this contract, when based on the investment experience of a separate account, are variable and are not guaranteed as to amount.

As part of required anti-money laundering programs, information has been requested in this application, and may otherwise be requested from me, for purposes of identity verification.

/s/ John J. Doe	X
Signature of Applicant (Indicate relationship below if applicable)	Signature of Annuitant (if other than Applicant)

☐ Trustee ☐ Employer	/s/ Norm W. Weston
Signature of Licensed Agent

Date (MM/DD/YYYY)	Signed at: City	County	State
07-31-03	Milwaukee	Milwaukee	WI

90-1900 (0203)	FE 90-1900-50 (0203) (Page 8)